Advisory Research International Small Cap Value Fund
Investor Class (ADVIX)
Class I (ADVLX)

Advisory Research International All Cap Value Fund (ADVEX)

Advisory Research Global Value Fund (ADVWX)

Advisory Research Emerging Markets Opportunities Fund (ADVMX)

Each a series of Investment Managers Series Trust

Supplement dated March 24, 2016,
To the Prospectus and Statement of Additional Information dated March 1, 2016

Notice to Existing Shareholders of Advisory Research International Small Cap Value Fund, Advisory Research International All Cap Value Fund, Advisory Research Global Value Fund and Advisory Research Emerging Markets Opportunities Fund (collectively, the “Funds”):

Effective March 1, 2016, Jonathan Brodsky is no longer serves as portfolio manager of the Funds. Drew Edwards and Marco P. Priani will continue as portfolio managers for the Advisory Research International Small Cap Value Fund, Advisory Research International All Cap Value Fund and the Advisory Research Emerging Markets Opportunities Fund, and Drew Edwards, Marco P. Priani, Matthew K. Swaim, James M. Langer and Bruce M. Zessar will continue as portfolio managers for the Advisory Research Global Value Fund. Accordingly, all references to Mr. Brodsky are hereby deleted in their entirety.

Please file this Supplement with your records.